                              MONTHLY SERVICER'S CERTIFICATE
                          WORLD FINANCIAL NETWORK NATIONAL BANK
                    WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           SERIES 1996-A AND 1996-B AND 1999-A

For the Determination Date of:      13-Aug-01
For the Monthly Period:             Jul-01

The undersigned, a duly authorized representative of World Financial Network National Bank, as Servicer pursuant to the Pooling and Servicing Agreement Dated as of January 17, 1996 (the "Pooling and Servicing Agreement") by and between World Financial Network National Bank and the Bank of New York, as Trustee, does hereby certify as the follows:

   1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement: The Certificate is delivered pursuant to subsection 3.4(b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

   2. World Financial Network National Bank is Servicer under the Pooling and Servicing Agreement.

   3. The undersigned is a Servicing Officer.

   4. The date of the Certificate is 13-Aug-01, which is a Determination Date under the Pooling and Servicing Agreement.

   5. The aggregate amount of Collections processed during the preceding Monthly Period was equal to $336,084,117.01.

      (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (The "Collections of Finance Charge Receivables" was equal to $42,250,425.98.

      (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (The "Collections of Principal Receivables") was equal to $293,833,691.03.

   6. The aggregate amount of Receivables as of the end of the last day of the most recent Monthly Period was equal to $1,940,468,551.37.

   7. Attached hereto is a true and correct copy of the statements required to be delivered by the servicer on the date of the Certificate to the Paying Agent pursuant to Article V.

   8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate on 15-Aug-01.

                  World Financial Network National Bank, as Servicer



                  Signed by:        Daniel T. Groomes

                  Title:            President

                              MONTHLY CERTIFICATEHOLDERS STATEMENT
                             WORLD FINANCIAL NETWORK NATIONAL BANK
                         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                              SERIES 1996-A and 1996-B and 1999-A

Pursuant to the Pooling and Servicing Agreement, dated as of January 17, 1996 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1996-A, 1996-B and 1999-A Supplement (as amended and Supplemented, the "Series Supplement"), each among World Financial Network National Bank, as Servicer and Transferor and the Harris Trust, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

Monthy Period:     July 2001
Determination Date:  13-Aug-01
Distribution Date:  15-Aug-01
Number of Days in Period: 30
Period: 63

A. DEAL PARAMETERS- Series 1996-A
------------------------------------------
   (a) Class A Initial Investor Interest                              $445,500,000.00   79.00%
   (b) Class B Initial Investor Interest                               $46,750,000.00    8.29%
   (c) Collateral Initial Interest                                     $57,750,000.00   10.24%
   (d) Class D Initial Investor Interest                               $13,924,051.00    2.47%
                                                                       --------------
   (e) Total Initial Interest(a+b+c+d)                                $563,924,051.00

   (f) Required Retained Transferor Percentage                                           4.00%
   (g) Additional Minimum Transferor Percentage                                          0.00%

   (h) LIBOR rate as of most recent reset date                                        3.83000%

   (i) Class A Certificate Rate                                                          6.70%
   (j) Class B Certificate Rate                                                          7.00%
   (k) Current Collateral Certificate Rate ((h)+.60)                                  4.43000%
   (l) Current Class D Certificate Rate                                                  0.00%

   (m) Servicing Fee Percentage                                                          2.00%


B. DEAL PARAMETERS- Series 1996-B
------------------------------------------
   (a) Class A Initial Investor Interest                              $283,500,000.00   79.00%
   (b) Class B Initial Investor Interest                               $29,750,000.00    8.29%
   (c) Collateral Initial Interest                                     $36,750,000.00   10.24%
   (d) Class D Initial Investor Interest                                $8,860,760.00    2.47%
                                                                       --------------
   (e) Total Initial Interest(a+b+c+d)                                $358,860,760.00

   (f) Required Retained Transferor Percentage                                           4.00%
   (g) Additional Minimum Transferor Percentage                                          0.00%

   (h) LIBOR rate as of most recent reset date                                        3.83000%

   (i) Class A Certificate Rate                                                          6.95%
   (j) Class B Certificate Rate                                                          7.20%
   (k) Current Collateral Certificate Rate                                            4.82412%
   (l) Current Class D Certificate Rate                                                  0.00%

   (m) Servicing Fee Percentage                                                          2.00%






                             MONTHLY CERTIFICATEHOLDERS STATEMENT
                             WORLD FINANCIAL NETWORK NATIONAL BANK
                        WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                              SERIES 1996-A and 1996-B and 1999-A

C. DEAL PARAMETERS - Series 1999-A
----------------------------------
   (a) Class A Initial Investor Interest                              $473,400,000.00   78.90%
   (b) Class B Initial Invsetor Interest                               $51,600,000.00    8.60%
   (c) Collateral Initial Interest                                     $75,000,000.00   12.50%
                                                                      ---------------
   (d) Total Initial Interest (a+b+c)                                 $600,000,000.00

   (e) Required Retained Transferor Percentage                                           4.00%
   (f) Additional Minimum Transferor Percentage                                          0.00%

   (g) LIBOR rate as of most recent reset day                                         3.83000%

   (h) Class A Certificate Rate ((g)+.33)                                                4.16%
   (i) Class A Swap Rate                                                                 6.73%

   (j) Class B Certificate Rate ((g)+.80)                                                4.63%
   (k) Class B Swap Rate                                                                 7.21%

   (l) Current Collateral Certificate Rate((g)+1.275)                                    5.11%

   (m) Servicing Fee Percentage                                                          2.00%

I. RECEIVABLES IN THE TRUST
---------------------------
   (a) Beginning of the Month Principal Receivables                         $1,988,521,812.51

   (b) Collection of Principal Receivables                                    $293,833,691.03
   (c) Defaulted Receivables (principal charge-offs):                          $18,103,869.38
   (d) Dilution (Principal net of Debit Adjustments):                          $40,213,197.85
   (e) Sales (Principal Receivables Generate):                                $304,097,497.12
   (f) Net(Removal)/Addition of Principal Receivables:                                  $0.00

   (g) End of Month Principal Receivables (a-b-c-d+e+f)                     $1,940,468,551.37

   (h) Recoveries of Previously Charge-off Receivables                          $2,850,948.33

   (i) Beginning of the Month Finance Charge Receivables                       $62,717,774.48
   (j) End of the Month Finance Charge Receivables                             $61,159,760.64
   (k) Total Receivables as of 6 months prior to
       this distribution date                                               $2,027,333,538.54

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
-----------------------------------------------

   1996-A
   ------
   (a) Beginning of Period Class A Invested Amount                                      $0.00
   (b) Beginning of Period Class B Invested Amount                             $46,750,000.00
   (c) Beginning of Period Collateral Interest                                          $0.00
   (d) Beginning of Period Class D Invested Amount                             $13,924,051.00
                                                                               --------------
   (e) Beginning of Period Total Invested Amount (a+b+c+d)                     $60,674,051.00

   (f) End of Period Class A Invested Amount (a-IX.b-XI.g)                              $0.00
   (g) End of Period Class B Invested Amount (b-IX.e-XI.m)                              $0.00
   (h) End of Period Collateral Interest (c-IX.h-XI.r)                                  $0.00
   (i) End of Period Class D Invested Amount                                   $13,924,051.00
                                                                               --------------
   (j) End of Period Total Invested Amount (f+g+h+i)                           $60,674,051.00

   (k) Floating Allocation Percentage (e/(I.a))                                          3.05%
   (l) Class A Floating Allocation Percentage (a/e)                                      0.00%
   (m) Class B Floating Allocation Percentage (b/e)                                     77.05%
   (n) Collateral Allocation Percentage (c/e)                                            0.00%
   (o) Class D Floating Allocation Percentage (d/e)                                     22.95%
   (p) Floating Allocation of Defaulted Amount                                  $1,327,329.72





PAGE>

                              MONTHLY CERTIFICATEHOLDERS STATEMENT
                              WORLD FINANCIAL NETWORK NATIONAL BANK
                         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                               SERIES 1996-A and 1996-B and 1999-A

  1996-B
   ------
   (a) Beginning of Period Class A Invested Amount                            $283,500,000.00
   (b) Beginning of Period Class B Invested Amount                             $29,750,000.00
   (c) Beginning of Period Collateral Interest                                 $36,750,000.00
   (d) Beginning of Period Class D Invested Amount                              $8,860,760.00
                                                                               --------------
   (e) Beginning of Period Total Invested Amount (a+b+c+d)                    $358,860,760.00

   (f) End of Period Class A Invested Amount (a-IX.b-XI.g)                    $283,500,000.00
   (g) End of Period Class B Invested Amount (b-IX.e-XI.m)                     $29,750,000.00
   (h) End of Period Collateral Interest (c-IX.h-XI.r)                         $36,750,000.00
   (i) End of Period Class D Invested Amount (b-IX.e-XI.m)                      $8,860,760.00
                                                                               --------------
   (j) End of Period Total Invested Amount (f+g+h+i)                          $358,860,760.00

   (k) Floating Allocation Percentage (d/(I.a))                                         18.05%
   (l) Class A Floating Allocation Percentage (a/e)                                     79.00%
   (m) Class B Floating Allocation Percentage (b/e)                                      8.29%
   (n) Collateral Allocation Percentage (c/e)                                           10.24%
   (o) Class D Floating Allocation Percentage (d/e)                                      2.47%

   (p) Floating Allocation of Defaulted Amount                                  $3,180,300.91


   1999-A
   ------
   (a) Beginning of Period Class A Invested Amount                            $473,400,000.00
   (b) Beginning of Period Class B Invested Amount                             $51,600,000.00
   (c) Beginning of Period Collateral Interest                                 $75,000,000.00
   (d) Beginning of Period Class D Invested Amount                                      $0.00
                                                                               --------------
   (e) Beginning of Period Total nvested Amount (a+b+c+d)                     $600,000,000.00

   (f) End of Period Class A Invested Amount (a-IX.b-XI.g)                    $473,400,000.00
   (g) End of Period Class B Invested Amount (b-IX.e-XI.m)                     $51,600,000.00
   (h) End of Period Collateral Interest (c-IX.h-XI.r)                         $75,000,000.00
   (i) End of Period Class D Invested Amount (d-IX.e-XI.m)                              $0.00
                                                                               --------------
   (j) End of Period Total Invested Amount (f+g+h+i)                          $600,000,000.00

   (k) Floating Allocation Percentage (e/(I.a))                                         30.17%
   (l) Class A Floating Allocation Percentage (a/e)                                     78.90%
   (m) Class B Floating Allocation Percentage (b/e)                                      8.60%
   (n) Collateral Allocation Percentage (c/e)                                           12.50%
   (o) Class D Floating Allocation Percentage (d/e)                                      0.00%

   (p) Floating Allocation of Defaulted Amount                                  $5,317,328.50

III. TRANSFEROR INTEREST
------------------------
   (a) Beginning Transferor's Interest
       (I.a-II.d-VFC Invested Amount)                                          $34,806,210.55
   (b) Ending Transferor's Interest
       (I.g-II.h-VFC Invested Amount)                                          $73,502,949.41
   (c) Required Transferor's Interest ((A.e + A.f)*I.g)                        $79,488,742.06
   (d) Excess Funding Account Balance at End of
       Monthly Period                                                          $10,275,000.00
   (e) Sum of Principal Receivables at end of Monthly
       Period and Excess Funding Account at end of
       Monthly Period (e+I.g)                                               $1,950,743,551.37





                              MONTHLY CERTIFICATEHOLDERS STATEMENT
                              WORLD FINANCIAL NETWORK NATIONAL BANK
                         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                               SERIES 1996-A and 1996-B and 1999-A


IV. PERFORMANCE SUMMARY
-----------------------
   COLLECTIONS:
   -----------
   (a) Collection of Principal Receivables                                    $293,833,691.03
   (b) Collection of Finance Charge Receivables                                $42,250,425.98
                                                                               --------------
   (c) Total Collections (a+b)                                                $336,084,117.01

   (d) Interest and Earnings on Finance Charge Account (1996-A)                     $4,462.49
   (e) Interest and Earnings on Finance Charge Account (1996-B)                     $9,299.37
   (f) Interest and Earnings on Finance Charge Account (1999-A)                    $15,245.29
   (g) Interest and Earnings on Cash Collateral Account (1996-A)                   $28,424.98
   (h) Interest and Earnings on Cash Collateral Account (1996-B)                   $29,709.70
   (i) Interest and Earnings on Cash Collateral Account (1999-A)                   $50,930.95
   (j) Interest and Earnings on Principal Account (1996-A)                        $284,569.46

   DELINQUENCIES AND LOSSES (end of month delinquencies):
   -----------------------------------------------------
   (k) 1-30 days delinquent  (CA 1)                                  $158,882,462.45    52.69%
   (l) 31-60 days delinquent (CA 2)                                   $53,058,381.91    17.60%
   (m) 61-90 days delinquent (CA 3)                                   $32,442,922.64    10.76%
   (n) 91-120 days delinquent (CA 4)                                  $23,950,198.12     7.94%
   (o) 121-150 days delinquent (CA 5)                                 $18,115,495.60     6.01%
   (p) 151+ days delinquent (CA 6)                                    $15,089,689.60     5.00%
   (q) Total Delinquencies (j+k+l+m+n+o)                             $301,539,150.32   100.00%


V. TRUST ACCOUNT BALANCES
-------------------------
   (a) Excess Funding Account                                                  $10,275,000.00
   (b) Cash Collateral Account -  Series 1996-A                                 $8,368,005.65
   (c) Cash Collateral Account -  Series 1996-B                                 $8,750,000.00
   (d) Cash Collateral Account -  Series 1999-A                                $15,000,000.00
   (e) Principal Funding Account                                               $46,750,000.03

                              MONTHLY CERTIFICATEHOLDERS STATEMENT
                              WORLD FINANCIAL NETWORK NATIONAL BANK
                         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                               SERIES 1996-A and 1996-B and 1999-A

VI. ALLOCATION AND APPLICATION OF COLLECTIONS
---------------------------------------------

                                                              Series 1996-A   Series 1996-B   Series 1999-A
                                                              --------------   -------------  --------------
   (a) Floating Allocation of Finance Charges                  $3,415,150.84   $7,461,127.84  $12,475,644.68
   (b) Class A Available Funds ((II.j)*(a))                            $0.00   $5,894,290.99   $9,843,283.65
   (c) Class A Monthly Interest                                        $0.00   $1,641,937.50   $1,641,120.00
   (d) Class A Swap Payment Due to Swap Provider                       $0.00           $0.00   $1,011,892.50
   (e) Class A Servicing Fee ((A.m*II.a)/12)                           $0.00     $472,500.00     $789,000.00
   (f) Class A Investor Default AMOUNT (II.l*II.m)                     $0.00   $2,512,437.72   $4,195,372.19
   (g) Class A Uncovered Dilution                                      $0.00           $0.00           $0.00
   (h) Class A Contribution to Excess Spread(b-c-d-e-f-g)              $0.00   $1,267,415.77   $2,205,898.97
   (i) Class B Available Funds ((II.m)*(a))                    $2,631,409.95     $618,536.71   $1,072,905.44
   (j) Class B Monthly Interest                                  $272,708.33     $178,500.00     $199,090.00
   (k) Class B Swap Payment Due to Swap Provider                       $0.00           $0.00     $110,940.00
   (l) Class B Servicing Fee ((A.m*II.b)/12)                      $77,916.67      $49,583.33      $86,000.00
   (m) Class B Contribution to Excess Spread (i-j-k-l)         $2,280,784.95     $390,453.37     $676,875.44
   (n) Collateral Available Funds ((II.n)*(a))                         $0.00     $764,074.76   $1,559,455.59
   (o) Collateral Interest Servicing Fee [if not ]
       WFN or Harris]                                                  $0.00           $0.00           $0.00
   (p) Collateral Interest Contribution to Excess
       Spread (n-o)                                                    $0.00     $764,074.76   $1,559,455.59
   (q) Class D Available Funds ((II.o)*(a))                      $783,740.89     $184,225.39           $0.00
   (r) Class D Servicing Fee ((A.m*II.d)/12)                      $23,206.75      $14,767.93           $0.00
   (s) Class D Contribution to Excess Spread (q-r)               $760,534.13     $169,457.46           $0.00
   (t) Total Contribution to Excess Spread(h+m+p+s)            $3,041,319.09   $2,591,401.36   $4,442,229.99
   (u) Class A Required Amount                                         $0.00           $0.00           $0.00
   (v) Class B Required Amount                                         $0.00           $0.00           $0.00
   (w) Class B Investor Default Amount (II.m*II.p)             $1,022,721.63     $263,650.87     $457,290.25
   (x) Class B Uncovered Dilution                                      $0.00           $0.00           $0.00
   (y) Collateral Monthly Interest ((A.k)*(A.c-X.g)*(#days/360)        $0.00     $147,738.76     $319,062.50
   (z) Collateral Servicing Fees [if WFN or Harris]
       ((A.m*II.c)/12)                                                 $0.00      $61,250.00     $125,000.00
  (aa) Collateral Default Amount (II.n*II.p)                           $0.00     $325,686.37     $664,666.06
  (ab) Collateral Uncovered Dilution                                   $0.00           $0.00           $0.00
  (ac) Class D Monthly Interest ((A.l)*(A.d-X.j)*30/360)               $0.00           $0.00           $0.00
  (ad) Class D Required Amount                                         $0.00           $0.00           $0.00
  (ae) Class D Investor Default Amount (II.o*II.p)               $304,608.09      $78,525.95           $0.00
  (af) Class D Uncovered Dilution                                      $0.00           $0.00           $0.00
  (ag) Required to be Deposited into Cash Collateral Account           $0.00           $0.00           $0.00
  (ah) Reserve Account Funding Date                                                       81
  (ai) Reserve Fund Cap                                                                 1.00%
  (aj) Required Reserve Account Amount (ai*II.a)                                       $0.00
  (ak) Amounts Due under Loan Agreement                                $0.00   $1,714,549.40   $2,876,211.18
  (al) Excess Fin. Chg. Collections Available to WFN
       (t-u-v-w-x-y-z-aa-ab-ac-ad-ae-af-ag-ak)                 $1,713,989.37           $0.00           $0.00
       (Subject to adjustments in accordance wth the Loan
       Agreement)
  (am) Required Draw from Cash Collateral Account                      $0.00           $0.00           $0.00

                              MONTHLY CERTIFICATEHOLDERS STATEMENT
                              WORLD FINANCIAL NETWORK NATIONAL BANK
                         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                               SERIES 1996-A and 1996-B and 1999-A


VII. YIELD AND BASE RATE
------------------------

                                                                    Series     Series    Series   Weighted
                                                                    1996-A     1996-B    1999-A    Average
                                                                    ------     ------    ------   --------
   Base Rate:
   ----------
   (Class A Monthly Interest, Class B Monthly Interest,
   Collateral Monthly Interest and Investor Servicing Fee
   divided by Investor Interest.)

   (a) Base Rate (current month)                                     9.00%     8.75%     8.56%     8.77%
   (b) Base Rate (prior month)                                       8.80%     8.76%     8.58%     8.79%
   (c) Base Rate (2 months prior)                                    8.68%     8.78%     8.60%     8.72%

   (d) 3 Month Average Base Rate                                     8.83%     8.76%     8.58%     8.72%


   Gross Portfolio Yield:
   ---------------------
   (Finance Charge Collections allocable to investors/total
   invested amount)

   (e) Gross Portfolio Yield (current month)                        67.54%    24.95%    24.95%    40.72%
   (f) Gross Portfolio Yield (prior month)                          39.22%    21.84%    21.79%    32.46%
   (g) Gross Portfolio Yield (2 months prior)                       34.42%    22.50%    22.50%    29.78%

   (h) 3 Month Average Gross Portfolio Yield                        47.06%    23.10%    23.08%    31.97%


   Portfolio Yield:
   ---------------
   (Finance Charge Collections allocable to investors
   less investors defaulted amount/total invested amount)

   (i) Portfolio Yield (current month)                              41.29%    14.31%    14.32%    24.31%
   (j) Portfolio Yield (prior month)                                22.37%    11.69%    11.64%    18.22%
   (k) Portfolio Yield (2 months prior)                             20.09%    12.42%    12.43%    17.11%

   (l) 3 Month Average Portfolio Yield                              27.92%    12.81%    12.79%    18.40%


   Portfolio Adjusted Yield:
   ------------------------
   (Portfolio Yield minus Base Rate)

   (m) Portfolio Adjusted Yield (current month)                     32.29%     5.57%     5.75%    15.54%
   (n) Portfolio Adjusted Yield (prior month)                       13.57%     2.93%     3.05%     9.43%
   (o) Portfolio Adjusted Yield (2nd prior month)                   11.41%     3.64%     3.83%     8.39%

   (p) Portfolio Adjusted Yield (3 month average)                   19.09%     4.05%     4.21%    11.12%

                              MONTHLY CERTIFICATEHOLDERS STATEMENT
                              WORLD FINANCIAL NETWORK NATIONAL BANK
                         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                               SERIES 1996-A and 1996-B and 1999-A

VIII. PORTFOLIO PERFORMANCE RATES
---------------------------------

                                                                                        Total
                                                                                        -----
   (a) Gross Principal Charge-Offs (% of Total Principal Receivables
       (at beginning of month)) (annualized)                                            11.20%
   (b) Gross Principal Charge-Offs (% of Total Principal Receivables
       (as of 6 months prior))                                                           0.89%
        (1.) Gross Principal Charge-Offs (% of Total Principal Receivables
             (as of 6 months prior)) (annualized)                                       10.72%
   (c) Monthly Payment Rate (% of Total Receivables Outstanding
       (at beginning of month))                                                         16.90%
   (d) Portfolio Yield to Investors (annualized)                                        25.50%
   (e) Excess Finance Charge Collections %                                               5.57%

IX. ACCUMULATION AND PRINCIPAL FUNDING ACCOUNT
----------------------------------------------
                                                                                       Series
                                                                                       1996-B
                                                                                       ------
   (a) Cumulative Class A Principal Distributed to PFA
       (as of prior distribution date)                                                  $0.00
   (b) Class A Principal Deposited in the PFA                                           $0.00
   (c) Total Class A Principal Deposited in the PFA (a+b)                               $0.00
   (d) Cumulative Class B Principal Distributed to PFA
       (as of prior distribution date)                                                  $0.00
   (e) Class B Principal Deposited in the PFA                                           $0.00
   (f) Total Class B Principal Deposited in the PFA (d+e)                               $0.00
   (g) Ending PFA Balance (c+f)                                                         $0.00

X. PRINCIPAL REPAYMENT
----------------------

                                                                 Series    Series    Series
                                                                 1996-A    1996-B    1999-A            Total
                                                                 ------    ------    ------            -----
   (a) Class A Principal Paid (as of prior
       distribution dates)                              $445,500,000.00     $0.00     $0.00  $445,500,000.00
   (b) Class A Principal Payments                                 $0.00     $0.00     $0.00            $0.00
   (c) Total Class A Principal Paid (a+b)               $445,500,000.00     $0.00     $0.00  $445,500,000.00
   (d) Class B Principal Paid (as of prior
       distribution dates)                                        $0.00     $0.00     $0.00            $0.00
   (e) Class B Principal Payments                        $46,750,000.00     $0.00     $0.00   $46,750,000.00
   (f) Total Class B Principal Paid (d+e)                $46,750,000.00     $0.00     $0.00   $46,750,000.00
   (g) Collateral Principal Paid (as of prior
       distribution dates)                               $57,750,000.00     $0.00     $0.00   $57,750,000.00
   (h) Collateral Principal Payments                              $0.00     $0.00     $0.00            $0.00
   (i) Total Collateral Principal Paid (g+h)             $57,750,000.00     $0.00     $0.00   $57,750,000.00
   (j) Class D Principal Paid (as of prior
       distribution dates)                                        $0.00     $0.00     $0.00            $0.00
   (k) Class D Principal Payments                                 $0.00     $0.00     $0.00            $0.00
   (l) Total Class D Principal Paid (j+k)                         $0.00     $0.00     $0.00            $0.00

                              MONTHLY CERTIFICATEHOLDERS STATEMENT
                              WORLD FINANCIAL NETWORK NATIONAL BANK
                         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                               SERIES 1996-A and 1996-B and 1999-A


XI. INVESTOR CHARGE-OFFS
------------------------

                                                              Series 1996-A   Series 1996-A    Series 1996-B
                                                              -------------   -------------    -------------
   (a) Class A Investor Defaults and Uncovered Dilution               $0.00   $2,512,437.72    $4,195,372.19
   (b) Reimbursed from Class A Available Funds                        $0.00   $2,512,437.72    $4,195,372.19
   (c) Reimbursed from Excess Spread                                  $0.00           $0.00            $0.00
   (d) Reimbursed from Cash Collateral Account                        $0.00           $0.00            $0.00
   (e) Reimbursed from Reallocated Principal Collections              $0.00           $0.00            $0.00
   (f) Total Reimbursed in Respect of Class A Investor
       Defaults and Dilution                                          $0.00   $2,512,437.72    $4,195,372.19
   (g) Class A Investor Charge-off (a-f)                              $0.00           $0.00            $0.00
   (h) Class B Investor Defaults and Uncovered Dilution       $1,022,721.63     $263,650.87      $457,290.25
   (i) Reimbursed from Excess Spread                          $1,022,721.63     $263,650.87      $457,290.25
   (j) Reimbursed from Cash Collateral Account                        $0.00           $0.00            $0.00
   (k) Reimbursed from Reallocated Principal Collections              $0.00           $0.00            $0.00
   (l) Total Reimbursed in Respect of Class B Investor
       Defaults and Dilution                                  $1,022,721.63     $263,650.87      $457,290.25
   (m) Class B Investor Charge-off (h-l)                              $0.00           $0.00            $0.00
   (n) Collateral Defaults and Uncovered Dilution                     $0.00     $325,686.37      $664,666.06
   (o) Reimbursed from Excess Spread                                  $0.00     $325,686.37      $664,666.06
   (p) Reimbursed from Cash Collateral Account                        $0.00           $0.00            $0.00
   (q) Total Reimbursed in Respect of Collateral
       Defaults and Dilution                                          $0.00     $325,686.37      $664,666.06
   (r) Collateral Charge-off(n-q)                                     $0.00           $0.00            $0.00
   (s) Class D Investor Defaults and Uncovered Dilution         $304,608.09      $78,525.95            $0.00
   (t) Reimbrsed from Excess Spread                             $304,608.09      $78,525.95            $0.00
   (u) Reimbursed from Cash Collateral Account                        $0.00           $0.00            $0.00
   (v) Reimbursed from Reallocatted Principal Collections             $0.00           $0.00            $0.00
   (w) Total Reimbursed in Respect of Class D Investor
       Defaults and Dilution                                    $304,608.09      $78,525.95            $0.00
   (x) Class D Investor Charge-off(s-w)                               $0.00           $0.00            $0.00


                        World Financial Network National Bank, as Servicer



                        Signed by:        Daniel T. Groomes

                        Title:            President